Exhibit 99.2

Exhibit 99.2

Q2 2013 Earnings

Conference Call

July 25, 2013

Forward-Looking Statements

This slide presentation should be reviewed in conjunction with the Second Quarter 2013 earnings releases of SunCoke Energy, Inc. (SunCoke) and SunCoke Energy Partners, L.P. (Partnership) and the conference call held on July 25, 2013 at 10:00 a.m. ET.

Some of the information included in this presentation constitutes “forward-looking statements” as defined in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. All statements in this presentation that express opinions, expectations, beliefs, plans, objectives, assumptions or projections with respect to anticipated future performance of SunCoke or the Partnership, in contrast with statements of historical facts, are forward-looking statements. Such forward-looking statements are based on management’s beliefs and assumptions and on information currently available. Forward-looking statements include information concerning possible or assumed future results of operations, business strategies, financing plans, competitive position, potential growth opportunities, potential operating performance improvements, the effects of competition and the effects of future legislation or regulations. Forward-looking statements include all statements that are not historical facts and may be identified by the use of forward-looking terminology such as the words “believe,” “expect,” “plan,” “intend,” “anticipate,” “estimate,” “predict,” “potential,” “continue,” “may,” “will,” “should” or the negative of these terms or similar expressions.

Although management believes that its plans, intentions and expectations reflected in or suggested by the forward-looking statements made in this presentation are reasonable, no assurance can be given that these plans, intentions or expectations will be achieved when anticipated or at all. Moreover, such statements are subject to a number of assumptions, risks and uncertainties. Many of these risks are beyond the control of SunCoke and the Partnership, and may cause actual results to differ materially from those implied or expressed by the forward-looking statements. Each of SunCoke and the Partnership has included in its filings with the Securities and Exchange Commission cautionary language identifying important factors (but not necessarily all the important factors) that could cause actual results to differ materially from those expressed in any forward-looking statement. For more information concerning these factors, see the Securities and Exchange Commission filings of SunCoke and the Partnership. All forward-looking statements included in this presentation are expressly qualified in their entirety by such cautionary statements. Although forward-looking statements are based on current beliefs and expectations, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date hereof. SunCoke and the Partnership do not have any intention or obligation to update publicly any forward-looking statement (or its associated cautionary language) whether as a result of new information or future events or after the date of this presentation, except as required by applicable law.

This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided in the Appendix at the end of the presentation. Investors are urged to consider carefully the comparable GAAP measures and the reconciliations to those measures provided in the Appendix.

SXC & SXCP Q2 2013 Earnings Call

1

SUNCOKE ENERGY, INC. RESULTS

SXC & SXCP Q2 2013 Earnings Call

2

2Q 2013 Key Milestones

SXCP

Operational Excellence	Domestic Strength	Expand Our Footprint
SunCoke Way	**Build the Core**	**Broaden Our Reach**
• Continued solid domestic coke operating results • Achieved additional reductions in coal cash production costs • Consent decree filed; environmental projects at Haverhill and Granite City on track	• Furthered Indiana Harbor refurbishment – ~40% completed – Improved production in ovens completed – Expect oven repairs to be substantially complete by year end • Significant progress on contract renewal	• Launched Visa SunCoke joint venture • SXCP to acquire Lakeshore Coal Handling Corporation • Requested private letter ruling on qualifying income status of iron ore processing

SXC & SXCP Q2 2013 Earnings Call

3

Q2 2013 Earnings Overview

Earnings Per Share (diluted)

$0.32

$0.24

$0.08

$0.03

2012 2013

Q1 Q2

Adjusted EBITDA(1) (in millions)

$66.8

$55.5

$52.3 $52.4

2012 2013

Q1 Q2

(1)	For a definition and reconciliation of Adjusted EBITDA, please see appendix.

Q2 2013 EPS of $0.08 reflects

Challenging coal price environment

Accelerated depreciation expense at Indiana Harbor

Income attributable to SXCP public holders in Q2 2013

Ended Q2 with $348 million cash ($115 million attributable to SXCP) and virtually undrawn revolver; well positioned to seize growth opportunities

Reaffirm 2013 consolidated Adjusted EBITDA and EPS guidance of $205 million -$230 million and $0.30—$0.55

Cooperating with AK Steel on coke needs in light of recent blast furnace outage

Expect minimal impact to SXC earnings

SXC & SXCP Q2 2013 Earnings Call

4

Q2 2013 Financial Results

Q2’13 vs.

($ in millions) Q2’13 Q2’12 Q2’12

Domestic Coke Sales Volumes 1,074 1,074 -Coal Sales Volumes 457 365 92 Revenue $403.7 $460.9 ($57.2)

Operating Income $26.1 $42.8 ($16.7)

Net In ncom come Attributable utable to $5.7 $22.7 ($17.0) Shareholders

Earnings Per Share $0.08 $0.32 ($0.24) Coke Adjusted EBITDA(1) $63.7 $63.1 $0.6 Coal Adjusted EBITDA(2) ($2.6) $9.3 ($11.9) Corporate/Other ($8.7) ($5.6) ($3.1) Adjusted EBITDA(2) $52.4 $66.8 ($14.4)

(1)	Coke Adjusted EBITDA includes Domestic Coke and international segments.
(2)	For a definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA per ton, please see appendix.

Revenues lower by 12.4%

Reflects impact of lower coal prices in coke and coal segments

Adjusted EBITDA down 21.6%

Coal weakness driven by ~$53/ton yr/yr decline in prices, partially offset by $19/ton in lower cash production costs

Domestic coke business continued to perform well; India contributed slightly

EPS decline to $0.08 reflects:

Coal segment weakness

Income attributable to SXCP public holders in Q2 2013 ($0.09)

Accelerated depreciation at Indiana Harbor ($0.04)

SXC & SXCP Q2 2013 Earnings Call

5

Adjusted EBITDA(1) Bridge Q2 ‘12 to Q2 ‘13

Weak coal results more than offset stable coke business performance

($ in millions)

$4.1 ($3.5)

($11.9)

($3.1)

$66.8

$52.4

Q2 2012 Coke Business Indiana Harbor Coal Mining Corporate Costs Q2 2013

Adjusted EBITDA(1) (excl. Indiana Adjusted EBITDA(1)

Harbor)

(1)	For a definition and reconciliation of Adjusted EBITDA, please see the appendix

SXC & SXCP Q2 2013 Earnings Call

6

Diluted EPS Bridge Q2 ‘12 to Q2 ‘13

EPS impacted by weak coal results, higher depreciation costs and income attributable to SXCP, partly offset by lower taxes

($0.20)

$0.32

$0.08 ($0.08)

($0.04)

$0.08

Q2 2012 EBITDA Indiana Harbor Taxes Net Income/(Loss) Q2 2013 EPS

Diluted EPS Accelerated Attributable to Attributable

Depreciation NCI to SXC

SXC & SXCP Q2 2013 Earnings Call

7

SXC Liquidity Position

Ended quarter with strong cash position and virtually undrawn revolvers

($ in millions)

$40.1 ($30.9) ($4.3) $ 348.1

$307.1 $12.7 $23.4 Includes SXCP

$18.4M for Revolver

$ 115.6

Indiana Availability:

Includes:

$106.2 Accts Receivable: $37.5M(1) Harbor $100M

Accts Payable: ($12.6M)

Interest Payable: $10.4M

Attributable to SXC

SXCP Revolver

$ 232.5 Availability:

$200.9 $148M

Q1 2013 Q2 2013 Depreciation, Working Capital Financing Q2 2013

Cash Balance Net Income Depletion & Capital, Expenditures Activities Cash Balance

Amortization Deferred

Taxes & Other

(1) Reflects timing of payment of a $24.5 million receivable due on the last day of 1st quarter but paid first day of 2nd quarter, and receipt of $9.5 million dividend on Brazil Coke operations

SXC & SXCP Q2 2013 Earnings Call 8

Domestic Coke Business Summary

Overall cokemaking business performed well, delivering Adjusted EBITDA per ton of $57 in second quarter

Domestic Coke Production

(thousands of tons)

1,095 1,097 1,082 1,081

1,051,

153 154 153 158

152

177 178 173 171

167

291 297 291 290 297

298 291 294 264 276

176 177 171 178 179

Q2 ‘12 Q3 ‘12 Q4 ‘12 Q1 ‘13 Q2 ‘13

Jewell Indiana Harbor Haverhill Granite City Middletown

Domestic Coke Adjusted EBITDA(1) Per Ton

($ in millions, except per ton amounts)

$ 58/ton $ 62/ton $ 58/ton(2) $ 58/ton

$ 57/ton

$70

$62 $62 $61 $61

Q2 ‘12 Q3 ‘12 Q4 ‘12 Q1 ‘13 Q2 ‘13

Domestic Coke Segment Adjusted EBITDA/ton

(1)	For a definition of Adjusted EBITDA and Adjusted EBITDA/Ton and reconciliations, see appendix.

(2)	Includes $4.2 million favorable adjustment at Indiana Harbor due to finalization of 2011 billing review.

SXC & SXCP Q2 2013 Earnings Call 9

Customer Update AK Steel

AK Steel blast furnace outage

Outage due to mechanical failure; offline June 22 to July 12 (20 days)

Outage and production ramp affected coke needs

Actions taken

Haverhill 2

- Manage production to be consistent with annual contract maximums

Middletown

- 2H 2013 production planned to be in-line with name-plate capacity

- Providing temporary extension of payment terms on 50 thousand tons of December 2013 coke production, shifting approx. $20 million of operating cash flow from 2013 to early 2014

?Impact

No material impact on coke production, Adjusted EBITDA, or EPS guidance

Pursuant to omnibus agreement, SXC will make SXCP whole including holding the extended payment terms on behalf of SXCP and making up for the temporary shortfall in coke volumes (estimated at $2 million)

10

SXC & SXCP Q2 2013 Earnings Call

India Coke

Achieved EBITDA per ton of ~$31 on sales volumes of 26 thousand tons in first 10 weeks of joint venture

Launched joint venture on March 18, 2013

Board and key management in place

Report on a one-month lag; Q2 reflects period of March 18—May 31

Q2 affected by iron ore mining restrictions, weak local coke pricing environment, coal shipping delays and trade finance challenges

Recognized equity loss of ($0.2M), reflecting our share of JV’s earnings and depreciation, interest and taxes

Difficult pricing environment and FX headwinds likely in Q3; early focus for the JV on stabilizing coal supply and operating execution

SXC & SXCP Q2 2013 Earnings Call

Coal Mining Financial Summary

Coal Mining Adjusted EBITDA[1] and Avg. Sales Price/Ton[2]



($ in millions, except per ton amounts)
$167
$165
$166
$137
$143
$144[3]
$121 ← cost → $118[4]
$127 ← price → $114
$25
$27
$16
($12)
($6)
$9
$11
$6
($5)
($3)
Q2 '12
Q3 '12
Q4 '12
Q1 '13
Q2 '13
Coal Adjusted EBITDA
Average Sales Price
Coal Adj EBITDA / ton
Coal Cash Cost / ton

Coal Sales, Production and Purchases

	Q2 '12	Q3 '12	Q4 '12	Q1 '13	Q2 '13
Coal Sales	365	392	371	373	457
Coal Production	401	349	351	349	367
Purchased Coal	4	10	9	18	91
Reject Rate (%)	66	67	66	66	70

(1) For a definition and a reconciliation of Adjusted EBITDA, please see the appendix.
(2) Avg. Sales Price is weighted avg. price for all sales, including to affiliates and Jewell Coke.
(3) Excludes Black Lung liability charge of $0.8 million and accrued potential fines and penalties of $1.5 million.
(4) Excludes the benefit of a $0.4 million decline in accrued potential fines and penalties.

Q2 2013 Adjusted EBITDA down $11.9 million from Q2 2012

- Driven by $53 per ton decline in average price, partially offset by $19 per ton reduction in cash costs

Beat original cash production cost guidance, but pricing lower as well

- Overall cash cost of $117/ton in Q2 2013 compares favorably to FY13 guidance of ~$130
- Price lower than original guidance by $5-$10/ton due to lower Jewell Coke blend cost and increased thermal mix at Revelation

Guidance unchanged; anticipate Coal Mining FY13 Adjusted EBITDA of $0 – ($15) million

- Despite difficult pricing environment, early 2014 outlook consistent with 2013

SXC & SXCP Q2 2013 Earnings Call
12

SXC: 2013 Guidance Summary

Reaffirm coke production, EBITDA and EPS guidance; increasing capex and investments to reflect Lakeshore acquisition

Metric 2013 Guidance

Adjusted EBITDA (1)

Consolidated $205 $230 million

Attributable to SXC Shareholders $165 $190 million

EPS Attributable to SXC Shareholders $0.30 $0.55

(diluted)

Cash Flow from Operations ~$120 million(2) $ 140M prior

Capital Expenditures and Investments(3) ~ $242 million $ 200M prior

Effective Tax Rate 14% 20%

Cash Tax Rate 12% 20%

Domestic Coke Production 4.3+ million tons

Coal Production ~ 1.4 million tons

(1)	For a reconciliation of 2013E Adjusted EBITDA, please see appendix

(2) Reflects ~$38 million of sales discounts payable to customers (of which ~$12million was pre-funded at SXCP with IPO proceeds) and ~$20 million higher expected receivables due to extended payment terms with AK Steel (3) See appendix for details

SXC & SXCP Q2 2013 Earnings Call

SUNCOKE ENERGY PARTNERS, LP RESULTS

SXC & SXCP Q2 2013 Earnings Call

SXCP Q2 2013 Financial Results

Adjusted EBITDA(1)

($ in millions) $41.5

$37.0

$11.4

$13.3

$29.4 $29.7 $30.1 $23.7

Q1 2012 Q2 2012 Q1 2013 Q2 2013

Attributable to SXCP Attributable to NCI

Net Income

($ in millions)

$26.4

$23.9

$10.6

$12.1

$12.4 $11.7 $11.8 $15.8

Q1 2012 Q2 2012 Q1 2013 Q2 2013

Attributable to SXCP Attributable to NCI

(1)	For a definition and reconciliation of Adjusted EBITDA, please see appendix.

(2) Represents Adjusted EBITDA attributable to SXCP of $23.7M divided by 65% of coke sales volumes (65% x 458 thousand tons)

Sustained strong operations drove net income up to $15.8M, or $0.49 per unit

Coke sales volumes up 28 thousand to 458 thousand tons in Q2

Adjusted EBITDA per ton was $81 in Q2 2013 vs $69 in Q2 2012

Executing growth strategy with Lakeshore acquisition

Purchase price includes investment of $29.6M plus fee of $1.8M payable to DTE Energy

Anticipate Lakeshore will contribute

~$4M annually to distributable cash flow

Expect to close transaction around July 31

SXC & SXCP Q2 2013 Earnings Call

SXCP Q2 2013 Distributable Cash Flow

Distributable Cash Flow & Coverage Ratio

($ in millions, except ratios)

$22.0 (1) 1.66x(1)

$18.0 1.38x

Distributable cash flow Coverage ratio

Q1 2013 Q2 2013

Distribution per unit

($) outlook ex Lakeshore

Minimum quarterly

distribution $0.4125

$0.4225 $0.4325 $0.4425

$0.3071

May ’13(2) Aug ’13 Nov ’13 Feb ’14

Q2 2013 distributable cash flow was $18.7 million

Supports expected cash payment of

~$13.5 million and coverage ratio of 1.38

Strong coverage ratio reflects timing of ongoing capital expenditures

Increased cash distribution per unit 2.4% for Aug payment

Reaffirm previous guidance to raise the per unit rate 7% from the $0.4125 minimum for the Q4 distribution payable in early 2014; results in expected 2013 coverage ratio of 1.09 to 1.17

Benefit of Lakeshore acquisition not included in guidance; will update outlook after deal closing

(1) Proforma for closing of SXCP IPO on January 23, 2013

(2) Reflects proration of minimum quarterly distribution rate for the January 23, 2013 closing of the SXCP IPO

SXC & SXCP Q2 2013 Earnings Call

SXCP Liquidity Position

A solid cash balance and undrawn $100 million revolver provide SXCP the flexibility to seize potential new growth opportunities

$7.6 $3.8 ($4.8)

($13.8)

$26.4 Ongoing ($ 9.8) $115.6

$106.2 CapEx: ($1.9M)

Pre-funded $ 5.7M to SXC

environmental $ 4.1M to SXCP

$43.7 remediation: public holders $56.0

($2.9M)

Reserved for

$62.5 environmental $59.6

remediation

Q1 2013 Q2 2013 Depreciation, Working Capital Cash Cash Q2 2013

Cash Balance Net Income Depletion & Capital Expenditures Distribution Distribution Cash Balance

Amortization Changes/ to SXC for to all holders

Other 35% interest including

SXC units

SXC & SXCP Q2 2013 Earnings Call

SXCP 2013 Outlook

Current guidance below excludes expected benefit of Lakeshore acquisition

Prospectus Proforma 2013 Outlook

($ and units in millions, except per unit data) 2013 Forecast Low High

Adjusted EBITDA attributable to SXCP(1) $ 85.8 $ 85.8 $ 90.5

Less:

Ongoing capital expenditures (65% share of Haverhill and Middletown attributable to SXCP) 9.1 8.5 8.5

Accrual for replacement capital expenditures 3.7 3.7 3.7

Cash interest ($150 million senior notes @ 7.375% plus $0.5 million revolver commitment fee) 11.6 11.6 11.6

Estimated Distributable Cash Flow $ 61.4 $ 62.0 $ 66.7

Excess distributable cash flow available for distribution 8.5 5.2 9.9

Total estimated annual distribution $ 52.9 $ 56.8 $ 56.8

Expected annual distribution per unit(3) $ 1.65 $ 1.77 $ 1.77

Total unit coverage ratio(2) 1.16x 1.09x 1.17x

(1) Adjusted EBITDA equals SXCP’s 65% interest in Haverhill and Middletown’s Adjusted EBITDA (i.e., 65% net income attributable to the controlling and noncontrolling interests plus depreciation expense, interest expense, public partnership expenses and incremental corporate expenses allocated to the MLP).

(2) Total unit coverage ratio calculated as cash available for distribution divided by total estimated annual distributions. (3) Based on expected Feb 2014 distribution of $0.4425, annualized.

SXC & SXCP Q2 2013 Earnings Call

2013 STRATEGIC FOCUS

SXC & SXCP Q2 2013 Earnings Call

2013 Priorities

Operational Excellence	Domestic Strength	Expand Our Footprint
SunCoke Way	**Build the Core**	**Broaden Our Reach**
• Maintain top quartile safety performance • Sustain momentum at our cokemaking facilities • Execute coal mining action plan to reduce costs and position segment for long term strategic flexibility • Implement environmental project at Haverhill and Granite City	• Revitalize Indiana Harbor – Complete refurbishment – Resolve NOVs – Renew contract with return on refurbishment capital • Obtain permit for next potential U.S. facility • Identify and pursue strategic cokemaking acquisitions in U.S. and Canada	• Build our presence in India via VISA SunCoke JV • Evaluate adjacent business lines to extend our growth opportunities • Efficiently allocate capital at SXC and SXCP to optimize growth opportunities

SXC & SXCP Q2 2013 Earnings Call

20

North America M&A Growth Strategy

SXCP

First priority for core business → **Opportunistic acquisitions of adjacent assets** → **Evaluation for future value chain expansion**

Cokemaking

FOCUS

Acquisition of existing cokemaking facilities with long-term off take agreements

- In active discussion with owners of targeted assets
- Degree of integration in steel operations and environmental issues will impact complexity and timing of transaction
- Customer concentration likely to remain high

Coal Handling/ Processing

FOCUS

Selective acquisition of met coal related handling & processing assets, with long-term off take agreements and limited commodity exposure

- Initiated discussions with potential parties
- Current opportunities available and less complex assets implies potentially shorter deal cycle
- Potential to add value to core business and diversify customer base

Iron Ore Processing

FOCUS

Investment in ferrous side of steel value chain (concentrating, pelletizing, transport/handling)

- Requested private letter ruling on qualifying income status
- Interested in potential greenfield DRI opportunities
- Potential to deploy tolling/pass through model
- Potential to diversify customer base and enhance value-add to steel industry

SXC & SXCP Q2 2013 Earnings Call

21

QUESTIONS

SXC & SXCP Q2 2013 Earnings Call

Investor Relations: 630-824-1907

www.suncoke.com

APPENDIX

SXC & SXCP Q2 2013 Earnings Call

Definitions

Adjusted EBITDA represents earnings before interest, taxes, depreciation, depletion and amortization (“EBITDA”) adjusted for sales discounts and the interest, taxes, depreciation, depletion and amortization attributable to our equity method investment.

EBITDA reflects sales discounts included as a reduction in sales and other operating revenue. The sales discounts represent the sharing with customers of a portion of nonconventional fuel tax credits, which reduce our income tax expense. However, we believe our Adjusted EBITDA would be inappropriately penalized if these discounts were treated as a reduction of EBITDA since they represent sharing of a tax benefit that is not included in EBITDA. Accordingly, in computing Adjusted EBITDA, we have added back these sales discounts. Our Adjusted EBITDA also includes EBITDA attributable to our equity method investment. EBITDA and Adjusted EBITDA do not represent and should not be considered alternatives to net income or operating income under GAAP and may not be comparable to other similarly titled measures in other businesses. Management believes Adjusted EBITDA is an important measure of the operating performance of the Company’s net assets. We believe Adjusted EBITDA is an important measure of operating performance and provides useful information to investors because it highlights trends in our business that may not otherwise be apparent when relying solely on GAAP measures and because it eliminates items that have less bearing on our operating performance. Adjusted EBITDA is a measure of operating performance that is not defined by GAAP, does not represent and should not be considered a substitute for net income as determined in accordance with GAAP. Calculations of Adjusted EBITDA may not be comparable to those reported by other companies.

EBITDA represents earnings before interest, taxes, depreciation, depletion and amortization.

Adjusted EBITDA attributable to SXC/SXCP equals Adjusted EBITDA less Adjusted EBITDA attributable to noncontrolling interests.

Adjusted EBITDA/Ton represents Adjusted EBITDA divided by tons sold. When applicable to Adjusted EBITDA attributable to SXC or SXCP, tons sold are prorated according to the respective ownership interest of SXC or SXCP as applicable.

SXC & SXCP Q2 2013 Earnings Call

Definitions

Distributable Cash Flow equals Adjusted EBITDA less net cash paid for interest expense, on-going capital expenditures, accruals for replacement capital expenditures, and cash distributions to noncontrolling interests. Distributable Cash Flow is a non-GAAP supplemental financial measure that management and external users of the Partnership’s financial statements, such as industry analysts, investors, lenders and rating agencies use to assess:

the Partnership’s operating performance as compared to other publicly traded partnerships, without regard to historical cost basis; the ability of the Partnership’s assets to generate sufficient cash flow to make distributions to the Partnership’s unitholders; the Partnership’s ability to incur and service debt and fund capital expenditures; and the viability of acquisitions and other capital expenditure projects and the returns on investment of various investment opportunities.

The Partnership believes that Distributable Cash Flow provides useful information to investors in assessing the Partnership’s financial condition and results of operations. Distributable Cash Flow should not be considered an alternative to net income, operating income, cash flows from operating activities, or any other measure of financial performance or liquidity presented in accordance with generally accepted accounting principles (GAAP). Distributable Cash Flow has important limitations as an analytical tool because it excludes some, but not all, items that affect net income and net cash provided by operating activities and used in investing activities.

Additionally, because Distributable Cash Flow may be defined differently by other companies in the industry, the Partnership’s definition of Distributable Cash Flow may not be comparable to similarly titled measures of other companies, thereby diminishing their utility.

SXC & SXCP Q2 2013 Earnings Call

Reconciliation from Net Income to Adjusted EBITDA

Reconciliations from Net Income to Adjusted EBITDA

$ in millions

Q2 2013 Q1 2013 Q4 2012 Q3 2012 Q2 2012

Net Income 12.7 6.4 29.0 32.9 24.0

Subtract: Depreciation, depletion

and amortization (23.4) (23.9) (23.3) (18.9) (20.2)

Subtract: Interest expense, net (12.1) (15.8) (11.8) (12.2) (11.8)

Subtract: Income Tax (1.1) (4.8) (3.5) (7.6) (7.0)

EBITDA 49.3 50.9 67.6 71.6 63.0

Add: Sales discount 2.1 1.4 2.1 2.1 3.8

Add: Adjustment to

unconsolidated affiliate earnings 1.0 ——— -

Adjusted EBITDA 52.4 52.3 69.7 73.7 66.8

Adjusted EBITDA attributable to

noncontrolling interests (10.7) (8.4) (1.5) (1.1) (0.9)

Adjusted EBITDA attributable to

SXC 41.7 43.9 68.2 72.6 65.9

SXC & SXCP Q2 2013 Earnings Call

Reconciliation of Segment Adjusted EBITDA and Adjusted EBITDA per ton

Domestic Brazil India Coal

$ in millions, except per ton data Coke Coke Coke Mining Corporate Combined

Q2 2013

Adjusted EBITDA 61.3 1.6 0.8 (2.6) (8.7) 52.4

Sales Volume (thousands of tons) 1,074 217 26 457

Adjusted EBITDA per Ton 57.1 7.4 30.8 (5.7)

Q1 2013

Adjusted EBITDA 61.1 1.6 N/A (4.6) (5.8) 52.3

Sales Volume (thousands of tons) 1,058 216 N/A 367

Adjusted EBITDA per Ton 57.8 7.4 N/A (12.5)

FY 2012

Adjusted EBITDA 249.4 11.9 N/A 33.4 (29.0) 265.7

Sales Volume (thousands of tons) 4,345 1,209 N/A 1,500

Adjusted EBITDA per Ton 57.4 9.8 N/A 22.3

Q4 2012

Adjusted EBITDA 62.4 10.2 N/A 6.0 (8.9) 69.7

Sales Volume (thousands of tons) 1,077 239 N/A 370

Adjusted EBITDA per Ton 57.9 42.7 N/A 16.2

Q3 2012

Adjusted EBITDA 69.8 0.9 N/A 10.7 (7.7) 73.7

Sales Volume (thousands of tons) 1,116 310 N/A 392

Adjusted EBITDA per Ton 62.5 2.9 N/A 27.3

Q2 2012

Adjusted EBITDA 62.4 0.7 N/A 9.3 (5.6) 66.8

Sales Volume (thousands of tons) 1,074 302 N/A 365

Adjusted EBITDA per Ton 58.1 2.3 N/A 25.5

SXC & SXCP Q2 2013 Earnings Call

SXC Expected 2013 EBITDA Reconciliation

2013E Net Income to Adjusted EBITDA Reconciliation—SXC

2013E 2013E (in millions) Low High Net Income $40 $57

Depreciation, depletion and amortization 97 95 Interest expense, net 55 55 Income tax expense 7 14

EBITDA $199 $221

Sales discounts 6 6 Adjustment to unconsolidated affiliate earnings(1) 3

Adjusted EBITDA $205 $230

EBITDA attributable to noncontrolling interests(2) (40) (40)

Adjusted EBITDA attributable to SXC $165 $190

(1) Represents SXC share of India JV interest, taxes and depreciation expense

(2) Represents Adjusted EBITDA attributable to SXCP public unitholders and to DTE’s interest in Indiana Harbor

SXC & SXCP Q2 2013 Earnings Call

2013E Capital Expenditures and Investments

For Year Ended December 31, 2013

($ in millions) SXC SXCP Consolidated

On-Going Approx. $36 $13 $49 Environmental Approx. $3 $25 $28 Remediation Expansion Approx. $68 —$68

Total CapEx Approx. $107 $38 $145

Investments Approx. $67 $30 $97

Total CapEx &

Approx. $174 $68 $242 Investments

SXC includes ~$25M coke and ~$24M coal

Reflects 100% of capital expenditures at Haverhill and Middletown

Indiana Harbor refurbishment

VisaSunCoke JV Prefunded from IPO proceeds investment

Lakeshore acquisition

SXC & SXCP Q2 2013 Earnings Call

SXCP – Adjusted EBITDA and Distributable Cash Flow Reconciliations

SXCP™

($ in Millions)	As Reported Q1'13	Proforma[1] Adj.	Proforma[1] Q1'13	As Reported Q2'13	Full Year 2013 Guidance: Proforma Low	Proforma High	As Reported Low	As Reported High
Net cash (used in) provided by operating activities	$ 5.7	$ (0.2)	$ 5.5	$ 38.0				
Depreciation	(7.6)		(7.6)	(7.6)				
Changes in working capital and other	25.8		25.8	(4.0)				
Net income	$ 23.9		$ 23.7	$ 26.4	$ 81.7	$ 91.9	$ 81.9	$ 92.1
Add:								
Depreciation	7.6		7.6	7.6	31.5	30.5	31.5	30.5
Interest expense, net	6.7		6.7	2.8	17.0	15.0	17.0	15.0
Income tax expense	3.9		3.9	0.2	4.7	4.7	4.7	4.7
Sales discounts	(0.6)		(0.6)	-	(0.6)	(0.6)	(0.6)	(0.6)
Adjusted EBITDA	$ 41.5		$ 41.3	$ 37.0	$ 134.3	$ 141.5	$ 134.5	$ 141.7
Adjusted EBITDA attributable to NCI	(11.4)	(3.4)	(14.8)	(13.3)	(48.5)	(51.0)	(45.1)	(47.6)
Adjusted EBITDA attributable to Predecessor/SXCP	$ 30.1		$ 26.5	$ 23.7	$ 85.8	$ 90.5	$ 89.4	$ 94.1
Less:								
Ongoing capex	(0.7)		(0.7)	(1.2)	(8.5)	(8.5)		
Replacement capex accrual	(0.9)		(0.9)	(0.9)	(3.7)	(3.7)		
Cash interest accrual	(2.9)		(2.9)	(2.9)	(11.6)	(11.6)		
Distributable cash flow	$ 25.6		$ 22.0	$ 18.7	$ 62.0	$ 66.7		
Quarterly Cash Distribution	13.2[2]		13.2[2]	13.5				
Distribution Coverage Ratio	1.94x		1.66x	1.38x				
Adjusted EBITDA per ton reconciliation								
Adjusted EBITDA	41.5		$ 41.3	$ 37.0				
Sales tons	448		448	458				
Adjusted EBITDA/ton	$ 92.6		$ 92.2	$ 80.8				

(1) Adjusted for the time period prior to the January 24, 2013 IPO date (January 1 -23, 2013)
(2) Based on minimum quarterly distribution amount of $0.4125

SXC & SXCP Q2 2013 Earnings Call
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